UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

       Date  of  Report  (Date  of  earliest  event reported): November 23, 2004


                                  Jane  Butel  Corporation


             (Exact  name  of  Registrant  as  specified  in  its  charter)


        Florida                    000-50104                  65-0327060
 ------------------------  ------------------------        ---------------
(State  or  jurisdiction   (Commission  File  Number)      (IRS  Employer
   of  incorporation                                     Identification  No.)
   or  organization)

           400  Gold  Ave  SW,  Ste  750,  Albuquerque,  NM         87102
           -----------------------------------------               -------
          (Address  of  principal  executive  offices)           (Zip  Code)



       Registrant's  telephone  number,  including  area  code:  (505)  314-0787


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 23, 2004, our Board of Directors approved a new series of Class A Convertible Preferred Stock. The Class A Convertible Preferred Stock can convert into common stock at any time at the rate of one share of Class A Convertible Preferred Stock for one hundred shares of common stock, subject to adjustment. Each share of Class A Convertible Preferred Stock has one hundred votes, subject to adjustment, and votes with the common stock as a class together. The Amendment was filed with the Secretary of State on November 24, 2004.

On December 14, 2004, our shareholders approved an increase in our authorized common stock. The total amount of capital stock that we have the authority to issue is 200,000,000 shares of common stock of the par value of $.001 per share and 5,000,000 shares of preferred stock of the par value of $1.00 per share.
The  Amendment  was  filed  with  the  Secretary  of State on February 23, 2005.

On June 16, 2005, our Board of Directors approved a 100:1 reverse stock split. All partial shares will be rounded up to the nearest whole share. The amendment to our Articles of Incorporation authorizing the reverse split was filed with the Secretary of State on June 27, 2005.

The foregoing description of the terms and conditions of the Class A Convertible Preferred Stock, increase in authorized stock, and reverse stock split are qualified in their entirety by, and made subject to, the more complete information set forth in the Class A Convertible Preferred Stock and Amendments to the Articles of Incorporation attached to this Report as Exhibits 4.1, 3.1, and 3.2, respectively.

This report may contain forward looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described below and elsewhere in this report. Although we believe the expectations in this report are reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet those expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

3.1     Amendment  to  Articles  of  Incorporation,  dated  December  14,  2004.

3.2     Amendment  to  Articles  of  Incorporation,  dated  June  27,  2005.

4.1     Certificate  of Class A Convertible Preferred Stock, dated November
        23,  2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Jane  Butel  Corporation
                                  ----------------------
                                   REGISTRANT



Date:  July  27,  2005            By:  /s/  Douglas  D'Agata
                                    -------------------------
                                     Douglas  D'Agata
                                     Interim  Chief  Executive  Officer